Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Bernard Chan, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of ASIA DOCUMENT TRANSITION, INC. (the “Company”), DOES HEREBY CERTIFY that:

1.  The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 10th day of May, 2011.

/s/ Bernard Chan

Bernard Chan
Chief Executive Officer and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to ASIA DOCUMENT TRANSITION, INC. and will be retained by ASIA DOCUMENT TRANSITION, INC. and furnished to the Securities and Exchange Commission or its staff upon request.